UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2004
                                                        -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      0-30275               23-3057155
   ------------------------          ----------------      ------------------
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)         Identification No.)

                     One Logan Square
                130 N. 18th St., Suite 2615
                Philadelphia, Pennsylvania                     19103
     ------------------------------------------------      ----------------
         (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:           (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 2.         Acquisition or Disposition of Assets.
                -------------------------------------

         On March 30, 2004, I-trax, Inc. filed a Current Report on Form 8-K reporting the closing on March 19, 2004 of a two-step reorganization transaction in which I-trax acquired Meridian Occupational Healthcare Associates, Inc., doing business as CHD Meridian Healthcare, a Delaware corporation. I-trax is filing this Amendment to the Current Report to disclose (1) the financial statements of CHD Meridian Healthcare required under Item 7(a) of Form 8-K and
(2) pro forma financial information required under Item 7(b) of Form 8-K.

Item 7.         Financial Statements and Exhibits.
                ----------------------------------

(a)      Financial statements of business acquired.

         The consolidated financial statements of Meridian Healthcare Associates, Inc. and subsidiaries (d/b/a CHD Meridian Healthcare) for the years ended December 31, 2003, 2002 and 2001 are being incorporated by reference to
Item 7 of Part II of I-trax, Inc.'s Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2003, filed on June 2, 2004.

(b)       Pro Forma financial information.

         The unaudited combined condensed balance sheet of I-trax and CHD Meridian Healthcare on a pro forma basis as if the merger had been consummated on December 31, 2003 and the unaudited combined condensed statements of operations on a pro forma basis as if the merger had been consummated on January 1, 2002 are being incorporated by reference to Item 7 of Part II of I-trax, Inc.'s Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2003, filed on June 2, 2004.

(c)      Exhibits.

         Exhibit 23.       Consent of Ernst & Young LLP.

                                   SIGNATURES
                                   -----------

         Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  I-TRAX, INC.



Date:  June 2, 2004                         By:   /s/  Frank A. Martin
                                                -------------------------------
                                            Name:   Frank A. Martin
                                            Title:  Chief Executive Officer